UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On November 13, 2013, NRG Energy, Inc. (“NRG”), the subsidiaries of NRG currently party to the Indenture (defined below), NRG Retail Northeast LLC (the “Guaranteeing Subsidiary”), and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into the one hundred-eighth supplemental indenture (the “One Hundred-Eighth Supplemental Indenture”), supplementing the indenture, dated as of February 2, 2006 (the “Base Indenture”), as supplemented by (i) the twenty-second supplemental indenture, dated as of June 5, 2009 (the “Twenty-Second Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $700,000,000 aggregate principal amount of 8.50% senior notes due 2019 (the “8.50% 2019 Notes”), (ii) the thirty-sixth supplemental indenture, dated as of August 20, 2010 (the “Thirty-Sixth Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 8.25% senior notes due 2020 (the “2020 Notes”), (iii) the forty-second supplemental indenture, dated as of January 26, 2011 (the “Forty-Second Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.625% senior notes due 2018 (the “2018 Notes”), (iv) the fiftieth supplemental indenture, dated as of May 24, 2011 (the “Fiftieth Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $800,000,000 aggregate principal amount of 7.625% senior notes due 2019 (the “7.625% 2019 Notes”), (v) the fifty-first supplemental indenture, dated as of May 24, 2011 (the “Fifty-First Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.875% senior notes due 2021 (the “2021 Notes”), and (vi) the seventieth supplemental indenture, dated as of September 24, 2012 (the “Seventieth Supplemental Indenture,” and together with the Base Indenture, the Twenty-Second Supplemental Indenture, the Thirty-Sixth Supplemental Indenture, the Forty-Second Supplemental Indenture, the Fiftieth Supplemental Indenture and the Fifty-First Supplemental Indenture, each as further supplemented and amended to the date hereof, the “Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $990,000,000 aggregate principal amount of 6.625% senior notes due 2023 (the “2023 Notes,” and collectively with the 8.50% 2019 Notes, the 2020 Notes, the 2018 Notes, the 7.625% 2019 Notes and 2021 Notes, the “Notes”).  Pursuant to the One Hundred-Eighth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of NRG’s obligations under the Notes.

A copy of the One Hundred-Eighth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the One Hundred-Eighth Supplemental Indenture is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

The Exhibit Index attached to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

	By:	/s/ David R. Hill
David R. Hill
Executive Vice President & General Counsel
November 13, 2013

EXHIBIT INDEX

Exhibit No.	Document

4.1	One Hundred-Eighth Supplemental Indenture, dated as of November 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.